Exhibit 10.1

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT (this “Amendment No. 1”), dated as of January 29, 2026, among NN, Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders (as defined below) party hereto (which constitute the Required Lenders) and Alter Domus (US) LLC, as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Amended Credit Agreement referred to below.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, the Guarantors, the Administrative Agent, the various lenders party thereto (each, a “Lender” and, collectively, the “Lenders”) and the other parties thereto have entered into that certain Term Loan Credit Agreement, dated as of April 16, 2025 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by this Amendment No. 1, the “Amended Credit Agreement”);

WHEREAS, the Borrower has requested, and the parties hereto have agreed, to amend the Credit Agreement as provided herein;

WHEREAS, the Lenders are willing to make the amendments to the Credit Agreement provided herein, but only on the terms and conditions set forth herein; and

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:

SECTION 1.          Amendment TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, as of the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows:

(a)            Section 1.01 of the Credit Agreement is hereby amended by deleting the definition “DDTL Equity Raise” in its entirety; and

(b)            Clause (c) of Section 4.02 of the Credit Agreement is hereby amended and replaced with the text “[reserved]”.

SECTION 2.          Reference to and Effect on the Credit Agreement. On and after the Amendment No. 1 Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement and (ii) all references to the Credit Agreement in each of the other Loan Documents shall be deemed to be references to the Amended Credit Agreement. On and after the Amendment No. 1 Effective Date, this Amendment No. 1 shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

SECTION 3.          Representations & Warranties. The Borrower hereby represents and warrants to the Lenders party hereto and the Administrative Agent that each of the representations and warranties contained in Article V of the Amended Credit Agreement, in each other Loan Document and in any other document furnished from time to time under or in connection therewith shall be true and correct in all material respects (or, if any such representation or warranty is by its terms qualified by concepts of materiality or reference to Material Adverse Effect, such representation or warranty shall be true and correct in all respects) on and as of the Amendment No. 1 Effective Date to the same extent as though made on the Amendment No. 1 Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if any such representation or warranty is by its terms qualified by concepts of materiality or reference to Material Adverse Effect, such representation or warranty shall be true and correct in all respects) on and as of such earlier date.

SECTION 4.          Conditions Precedent. This Amendment No. 1 shall become effective as of the first date (the “Amendment No. 1 Effective Date”) when each of the following conditions set forth in this Section 4 have been satisfied:

(a)            the Administrative Agent shall have received counterparts of this Amendment No. 1, executed by the Borrower, the Administrative Agent and the Required Lenders;

(b)            no Default or Event of Default has occurred and is continuing or would result from the effectiveness of this Amendment No. 1; and

(c)            the Borrower shall have paid all invoiced and outstanding costs and expenses owing to the Administrative Agent and each Lender required to be paid pursuant to the terms of the Credit Agreement (including the fees and expenses of Ropes & Gray LLP).

SECTION 5.          COSTS AND EXPENSES.

Each Loan Party, jointly and severally, agrees to pay or reimburse on demand the Administrative Agent and each Lender all fees and expenses (including all reasonable and documented out-of-pocket costs, fees and expenses owing to them pursuant to the terms of the Amended Credit Agreement) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment No. 1 and the other instruments and documents to be delivered hereunder, in each case, in accordance with and to the extent required under the Amended Credit Agreement and the other Loan Documents.

SECTION 6.          Miscellaneous Provisions.

(a)            Ratification. This Amendment No. 1 is limited to the matters expressly specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

(b)            [Reserved].

(c)            Governing Law; Jurisdiction; Etc. THIS AMENDMENT NO. 1 AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 1 AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTIONS APPEARED HEREIN, MUTATIS MUTANDIS.

(d)            Severability. Section 10.12 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

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(e)            Counterparts; Integration; Effectiveness. This Amendment No. 1 may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. This Amendment No. 1 constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment No. 1 shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. The words “execution,” “execute”, “signed,” “signature,” and words of like import in this Amendment No. 1 shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar applicable state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, neither the Administrative Agent nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent or such Lender, as applicable, pursuant to procedures approved by it; and provided, further, without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment No. 1.

(f)            Successors and Assigns. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(g)            Administrative Agent Authorization. The Administrative Agent shall have all of the benefits, indemnities, powers, privileges, protections and rights contained in the Amended Credit Agreement (including, for the avoidance of any doubt, Article IX thereof) in connection with acting in its capacity as Administrative Agent hereunder.

(h)            No Waiver. Nothing herein shall constitute, or be interpreted or construed as, a waiver or forgiveness of any Default or Event of Default under the Credit Agreement or any documents or agreements executed and delivered to the Administrative Agent and the Lenders in connection therewith, whether now existing or hereafter arising or known to the Administrative Agent and the Lenders, or any right, remedy or prerogative of the Administrative Agent and the Lenders existing or hereafter arising in connection with any such Default or Event of Default.

[Remainder of page intentionally blank; signatures begin next page]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment No. 1 as of the date first above written.

NN, INC.,
as the Borrower

By:	/s/ Christopher Bohnert
Name:	Christopher Bohnert
Title:	Chief Financial Officer

WHIRLAWAY CORPORATION
PNC ACQUISITION COMPANY, INC.
PMC USA ACQUISITION COMPANY, INC.
PMC ACQUISITION COMPANY, INC.
NN PRECISION PLASTICS, INC.
BRAININ-ADVANCE INDUSTRIES LLC
WAUCONDA TOOL & ENGINEERING LLC
GENERAL METAL FINISHING LLC
ADVANCED PRECISION PRODUCTS, INC.
HOWESTEMCO, LLC
PREMCO, INC.
PROFILES, INCORPORATED
HOLMED, LLC
SOUTHERN CALIFORNIA TECHNICAL ARTS, INC.
AUTOCAM CORPORATION
AUTOCAM-PAX, INC.
POLYMETALLURGICAL LLC
NN POWER SOLUTIONS HOLDINGS, LLC
NN POWER SOLUTIONS, LLC
each, as a Guarantor

By:	/s/ Christopher Bohnert
Name:	Christopher Bohnert
Title:	Treasurer

BOUVERAT INDUSTRIES, S.A.S.
AUTOCAM FRANCE,
each, as a Guarantor

By:	/s/ Christopher Bohnert
Name:	Christopher Bohnert
Title:	Manager

[Signature Page to Amendment No. 1]

ALTER DOMUS (US) LLC, as Administrative Agent

By:	/s/ Winnalynn N. Kantaris
Name:	Winnalynn N. Kantaris
Title:	Associate General Counsel

[Signature Page to Amendment No. 1]

MDCF INVESTMENT FUND B SCSP, as a Lender

By:	/s/ Jeff Jacob
Name:	Jeff Jacob
Title:	Partner

MARATHON STEPSTONE MASTER FUND LP, as a Lender

By:	/s/ Jeff Jacob
Name:	Jeff Jacob
Title:	Partner

MARATHON CURRITUCK FUND LP – SERIES A, as a Lender

By:	/s/ Jeff Jacob
Name:	Jeff Jacob
Title:	Partner

MARATHON CENTRE STREET CREDIT III, LLC, as a Lender

By:	/s/ Jeff Jacob
Name:	Jeff Jacob
Title:	Partner

[Signature Page to Amendment No. 1]